PC&J PERFORMANCE FUND

Financial Statements and Financial Highlights for the
Year Ended December 31, 1996 and Independent
Auditor's Report

PC&J PERFORMANCE FUND

ANNUAL REVIEW
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INTRODUCTION

     The PC&J Performance Fund is a registered investment company under the Investment Company Act of 1940 and, for your protection, is regulated by the Securities and Exchange Commission. The enclosed 1996 Annual Report is for your information and is provided to you in compliance with ongoing Securities and Exchange Commission regulations. This report requires no action on your part. Please give us a call if you have any questions.


MANAGEMENT REVIEW AND ANALYSIS

     During 1996 the economy grew faster than generally expected, which put upward pressure on interest rates. Nevertheless, stocks, as measured by the S&P 500 had another good year, rising 23.0%. The PC&J Performance Fund provided a 19.8% return for the year, slightly better than the 19.5% return of the average general equity fund, as measured by Lipper Analytical. The results of the Fund also beat the 16.3% return of the average fund in our category of capital appreciation funds.

AVERAGE ANNUAL TOTAL RETURNS

                              1 Year    5 Years   10 Years
Performance Fund              19.8%     12.8%     11.7%
S&P 500 Index                 23.0%     15.2%     15.3%
Lipper Gen'l Equity Funds     19.5%     13.5%     12.8%

     The primary reason that our Fund, as well as the vast majority of equity mutual funds, have underperformed the S&P 500 Index is simply corporate size. The largest companies have recently been the best performers in the stock market and those stocks strongly influence the return of the Index. By contrast, most actively managed funds, including the PC&J Performance Fund, hold a mix of large and smaller stock issues.

     Our Fund performed better than the average equity fund and the average capital appreciation fund primarily because of our overweighted positions in
the energy sector and the financial sector.   The energy sector produced our
largest gains for the year, led by the 72.9% gain in Cooper Cameron, an oil services company, and the 67.4% gain in Newpark Resources, which processes oilfield waste. The financial sector produced the second largest gains for the year as SunAmerica, a life insurance and annuity company, increased in value by 87.9% and Charles Schwab, a discount brokerage firm, rose by 59%.

     While we are disappointed that our Fund did not outperform the S&P 500 Index, we are heartened by our outperformance of the general equity fund and our capital appreciation peer group. We continue to believe a mix of large and small is best for the long-term, however the extraordinary strength of the large stock sector over the last two years has weighed heavily on the Fund's comparison with the S&P 500.

GROWTH OF $10,000 INVESTMENT

                  Performance  S&P 500      Lipper
        Year      Growth       Growth       Growth
        1986      10,000       10,000       10,000
        1987       9,000       10,520       10,020
        1988      10,134       12,287       11,252
        1989      13,509       16,158       13,953
        1990      12,712       15,641       13,074
        1991      16,589       20,411       17,728
        1992      17,916       21,983       19,306
        1993      20,478       24,203       21,719
        1994      20,642       24,518       21,350
        1995      25,335       33,712       27,990
        1996      30,354       41,459       33,440

TOTAL RETURNS AND THE GROWTH OF A $10,000 INVESTMENT ARE BASED ON PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. THE VALUE OF YOUR SHARES WILL FLUCTUATE AND WILL BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST AT THE TIME OF REDEMPTION.
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
PC&J PERFORMANCE FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

-----------------------------------------------------------------------------
                                    PERCENT   NUMBER OF       MARKET
SECURITY (Note A)                   OF NET      SHARES        VALUE
                                    ASSETS
-----------------------------------------------------------------------------
COMMON STOCKS:
Capital goods:                        6.7%
  Emerson Electric                             7,800      $     755,625
  General Electric Co.                        11,800          1,166,725
                                                          -------------
                                                              1,922,350

Consumer cyclical:                    3.5
  Disney (Walt) Co.                            8,000            558,000
  McDonalds Corp.                              9,700            440,137
                                                          --------------
                                                                998,137

Consumer staple:                     20.1
  American Home Products                      15,000            879,375
  Campbell Soup Co.                            8,600            690,150
  Clorox Company                               7,000            702,625
  Columbia/HCA Corp.                          18,900            770,175
  Gillette Company                             8,800            684,200
  Merck & Co., Inc.                           11,000            875,875
  Shared Medical Systems Corp.                18,500            911,125
  Sysco Corp.                                  7,500            244,688
                                                          --------------
                                                              5,758,213

Energy:                              13.0
  Chevron Corp.                               10,200            663,000
  Cooper Cameron Corp. <F1>                   11,000            841,500
  Mobil Corp.                                  5,800            709,050
  Newpark Resources Inc. <F1>                 24,120            898,470
  Western Atlas Inc. <F1>                      8,600            609,525
                                                          --------------
                                                              3,721,545

Financial services:                  19.1
  American Express Co.                        19,000          1,073,500
  Citicorp                                     9,200            947,600
  Federal Nat'l Mortgage Assoc                15,000            564,375
  Franklin Resources Inc.                      8,000            547,000
  Northern Trust Corp.                        24,900            902,625
  Schwab (Charles) Corp.                      12,900            412,800
  SunAmerica Inc.                             22,900          1,021,913
                                                          --------------
                                                              5,469,813
                                    ------                --------------
COMMON STOCKS                        62.4%                $  17,870,058

<F1> Nonincome producing security.

See notes to financial statements.
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                                       Page 2

PC&J PERFORMANCE FUND

DECEMBER 31, 1996

-----------------------------------------------------------------------------
                                    PERCENT   NUMBER OF       MARKET
SECURITY (Note A)                   OF NET      SHARES        VALUE
                                    ASSETS
-----------------------------------------------------------------------------
COMMON STOCKS FORWARD:               62.4%                $  17,870,058
                                    ------                --------------

Industrial commodities:               9.1
  Aluminum Co. of America                     10,200            650,250
  Loctite Corp.                               10,600            645,275
  Raychem Corp.                                7,000            560,875
  Sealed Air Corp. <F1>                       18,000            749,250
                                                          --------------
                                                              2,605,650

Technology:                          15.1
  Boeing Co.                                   6,100            649,650
  Computer Associates International           13,500            671,625
  International Business  Machines Inc.        6,600            999,900
  Microsoft Corp.                             12,400          1,024,550
  United Technologies Corp.                   14,800            980,500
                                                          --------------
                                                              4,326,225

Telecommunications:                   5.6
  AT&T Corp.                                   8,000            347,000
  Dynatech Corp. <F1>                         11,700            517,725
  Lucent Technologies                         16,192            748,880
                                                          --------------
                                                              1,613,605
                                    ------                 --------------
TOTAL COMMON STOCKS                  92.2                    26,415,538
  (Cost $19,098,998)

SHORT-TERM OBLIGATIONS                6.2                     1,780,252
  (Cost $1,780,252)                 ------                --------------

TOTAL INVESTMENTS
  (Cost $20,879,250)                 98.4%                $  28,195,790
                                    ======                ==============

<F1> Nonincome producing security.

See notes to financial statements.
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                                       Page 3

PC&J PERFORMANCE FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
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
ASSETS:
Investments in securities, at market value
     (Cost basis - $20,879,250) (Notes A & D)             $  28,195,790
                                                          --------------
Receivables:
     Dividends and interest                                      49,441
     Securities sold                                            429,250
                                                          --------------
Total receivables                                               478,691
                                                          --------------
Total assets                                                 28,674,481

LIABILITIES - Accrued expenses (Note B)                         (36,489)
                                                          --------------

NET ASSETS                                                $  28,637,992
                                                          ==============


SHARES OUTSTANDING  (Unlimited authorization -
      no par value):
     Beginning of year                                        1,248,376
     Net increase (Note C)                                      108,201
                                                          --------------
     End of year                                              1,356,577
                                                          ==============

NET ASSET VALUE PER SHARE                                      $21.11
                                                          ==============

NET ASSETS CONSIST OF:
     Paid in capital                                      $  21,321,452
     Net unrealized appreciation                              7,316,540
                                                          --------------
     Net Assets                                           $  28,637,992
                                                          ==============


See notes to financial statements.
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                                       Page 4

PC&J PERFORMANCE FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------

INVESTMENT INCOME (Note A):
     Dividends                                            $     320,945
     Interest                                                   146,045
                                                          --------------
Total investment income                                         466,990
                                                          --------------

EXPENSES (Note B):
     Investment advisory fee                                    259,438
     Management fee                                             129,719
                                                          --------------
Total expenses                                                  389,157
                                                          --------------

NET INVESTMENT INCOME                                            77,833
                                                          --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note D):
     Net realized gain on investments                         2,249,448
     Change in unrealized appreciation of investments         2,452,080
                                                          --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS               4,701,528
                                                          --------------


NET INCREASE IN NET ASSETS FROM OPERATIONS                $   4,779,361
                                                          ==============

See notes to financial statements.
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                                       Page 5

PC&J PERFORMANCE FUND

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                           For The Years Ended December 31,
                                                1996                  1995
                                          -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                     $     77,833          $     29,014
     Net realized gain on investments        2,249,448             2,754,585
     Change in unrealized appreciation
          (depreciation) of investments      2,452,080             1,791,320
                                          -------------         -------------
Net increase in net assets from operations   4,779,361             4,574,919


DIVIDENDS TO SHAREHOLDERS:
     Dividends from net investment income      (77,833)              (28,683)
     Dividends from net realized gain on
        investments                         (2,249,448)           (2,754,585)
                                          -------------         -------------
Net decrease in net assets from
   dividends to shareholders                (2,327,281)           (2,783,268)


INCREASE IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS (Note C)          2,237,215             2,403,982
                                           ------------         -------------
Total increase in net assets                 4,689,295             4,195,633

NET ASSETS:
     Beginning of year                      23,948,697            19,753,064
                                          -------------         -------------
     End of year                           $28,637,992           $23,948,697
                                          =============         =============

See notes to financial statements.
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                                       Page 6

PC&J PERFORMANCE FUND

NOTES TO FINANCIAL STATEMENTS
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A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  PC&J Performance Fund (the 'Fund') commenced operations on December 23, 1983, as a 'no-load, open-end, diversified' investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  (1) Security Valuations - Investments in securities traded on a national securities exchange are valued at the last reported sales price; securities traded on the over-the-counter market are valued at the average of the closing bid and ask prices.

  (2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and realized gains on security transactions. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

  (3) Other - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales are determined using the first-in first-out method. Dividends to shareholders from net investment income and net realized capital gains are declared and paid annually. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

  The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the 'Advisor'), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one percent of the daily net assets of the Fund. Investment advisory fees were $259,438 for the year ended December 31, 1996.

  The Fund has a management agreement with PC&J Service Corp., (the 'Service Corp.'), wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $129,719 for the year ended December 31, 1996.

  The Fund's shareholders have adopted a Distribution Expense Plan ('Plan') pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the investment advisory agreement and management agreement described above which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.

  Certain officers and trustees of the Fund are officers and trustees, or both, of the Advisor and of Service Corp.

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                                       Page 7

PC&J PERFORMANCE FUND

NOTES TO FINANCIAL STATEMENTS - (Concluded)
-----------------------------------------------------------------------------
C. CAPITAL SHARE TRANSACTIONS

                            For the Year Ending         For the Year Ending
                             December 31, 1996          December 31, 1995
                        ----------------------------------------------------
  Shares sold             128,018  $  2,600,524       138,400  $  2,657,095
  Shares issued in
   reinvestment of
   dividends              110,243     2,327,281       145,083     2,783,267
                        ---------- -------------     --------- -------------
                          238,261     4,927,805       283,483     5,440,362
  Shares redeemed        (130,060)   (2,690,590)     (152,432)   (3,036,380)
                        ---------- -------------     --------- -------------
  Net increase            108,201  $  2,237,215       131,051  $  2,403,982
                        ========== =============     ========= =============


D. INVESTMENT TRANSACTIONS

  Securities purchased and sold (excluding short-term obligations) for the year ended December 31, 1996, aggregated $15,482,994 and $14,949,452, respectively.

  At December 31, 1996 gross unrealized appreciation on investments was $7,427,004 and gross unrealized depreciation on investments was $110,464 for a net unrealized appreciation of $7,316,540 for financial reporting and federal income tax purposes.

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                                       Page 8
PC&J PERFORMANCE FUND

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------

Selected Data for Each Share of Capital        For The Years Ended December 31,
Stock Outstanding Throughout the Year    1996      1995      1994      1993      1992
                                       ------------------------------------------------
NET ASSET VALUE-BEGINNING OF YEAR       $19.18    $17.68    $18.13    $17.90    $17.42
                                       --------  --------  --------  --------  --------

Income from investment operations:
  Net investment income                   0.06      0.03      0.06      0.08      0.10
  Net realized and unrealized
   gain on securities                     3.73      3.99      0.08      2.47      1.30
                                       --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT OPERATIONS          3.79      4.02      0.14      2.55      1.40
                                       --------  --------  --------  --------  --------

Less dividends:
  From net investment income             (0.06)    (0.03)    (0.06)    (0.08)    (0.10)
  From net realized gain
   on investments                        (1.80)    (2.49)    (0.53)    (2.24)    (0.82)
                                       --------  --------  --------  --------  --------
TOTAL DIVIDENDS                          (1.86)    (2.52)    (0.59)    (2.32)    (0.92)
                                       --------  --------  --------  --------  --------

NET ASSET VALUE-END OF YEAR             $21.11    $19.18    $17.68    $18.13    $17.90
                                       ========  ========  ========  ========  ========

TOTAL RETURN                             19.80%    22.74%     0.77%    14.25%     8.04%


RATIOS TO AVERAGE NET ASSETS
  Expenses                                1.50%     1.50%     1.50%     1.52%     1.52%
  Net investment income                   0.30%     0.13%     0.35%     0.45%     0.61%

Portfolio turnover rate                  64.31%    76.71%    68.56%    63.28%    48.26%

Average commissions per share <F2>       $0.10

Net assets at end of year (000's)      $28,638   $23,949   $19,753   $19,670   $16,045


<F2> Due to new SEC disclosure guidelines, average commissions paid on equity transactions are calculated only for the current year and not for the prior years.

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                                       Page 9

[LOGO]



        INDEPENDENT AUDITORS' REPORT


        The Board of Trustees and Shareholders,
        PC&J Performance Fund:

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the PC&J Performance Fund as of December 31, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Performance Fund at December 31, 1996, the results of its operations and the changes in its net assets for the respective stated years in conformity with generally accepted accounting principles.


        \S\ Deloitte & Touche

        January 31, 1997
        Dayton, Ohio
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